EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2005
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19591 (Commission File Number)	33-0245076 (IRS Employer Identification No.)

5820 Nancy Ridge Drive San Diego, California (Address of principal executive offices)	92121 (Zip Code)
Registrant’s telephone number, including area code (858) 860-2500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
SIGNATURES

Item 1.01   Entry Into a Material Definitive Agreement.
On September 16, 2005, the Board of Directors (the “Board”) of IDM Pharma, Inc. (“IDM”) amended the terms of non-employee director compensation as indicated below:
FEES (ALL DIRECTORS):
Annual retainer (paid in equal quarterly installments): $20,000
Board meeting fees (in person): $2,000 per meeting
Telephonic board meeting fees: $1,000 for the first hour, $500 for each additional hour
FEES (BOARD COMMITTEE MEMBERS):
Audit Committee:
Committee meeting fees (in person or telephonic): $750 per meeting
Annual committee retainer (paid in equal quarterly installments):
Chairperson: $8,000
Member: $4,000
Compensation Committee:
Committee meeting fees (in person or telephonic): $750 per meeting
Annual committee retainer (paid in equal quarterly installments):
Chairperson: $4,000
Member: $2,000
Nomination Committee:
Committee meeting fees (in person or telephonic): $750 per meeting
Annual committee retainer (paid in equal quarterly installments):
Chairperson: $3,000
Member: $1,500
As of the date each non-employee director is elected or appointed to the Board, the non-employee director will receive an initial grant of an option to purchase 20,000 shares of common stock of IDM pursuant to IDM’s 2000 Stock Plan, as amended (the “Plan”). These options will vest in equal monthly installments over 48 months so that such options will be fully vested on the fourth anniversary of the date of grant. In addition, each non-employee director will receive an annual grant to purchase 5,000 shares of common stock of IDM at the first Board meeting held following the annual meeting of the stockholders. These options will vest ratably over 12 months so that such options will be fully vested on the first anniversary of the date of grant. The stock options granted to non-employee directors initially and annually will each have a 10 year term and exercise prices equal to the fair market value of the common stock of IDM as of the date of grant. All such stock options will be non-qualified stock options, meaning that they are not incentive stock options.
On September 16, 2005, in order to provide the balance of their initial option grants as non-employee directors according to the policy described above, the Board granted stock options, pursuant to the Plan, to purchase 17,143 shares of common stock of IDM with an exercise price of $5.29, with vesting commencing as of August 16, 2005, to each of the following non-employee directors (such directors each previously received stock option grants of 2,857 shares, effective as of August 16, 2005, as part of their initial option grants upon the closing of the share exchange between IDM and the shareholders of IDM S.A.): Robert Beck, M.D., Jean Deleage, Ph.D., Donald Drakeman, Ph.D., Sylvie Grégoire, Pharma.D., Michael Grey, David Haselkorn, Ph.D. and John P. McKearn, Ph.D.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: September 20, 2005	By:	/s/ ROBERT J. DE VAERE
Robert J. De Vaere
Chief Financial Officer